                       SEMIANNUAL REPORT / APRIL 30, 1999


                                       AIM
                             GLOBAL HEALTH CARE FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                  [COVER IMAGE]

                     -------------------------------------

                    BASKET OF APPLES BY LEVI WELLS PRENTICE

           FRESH FRUIT IS FREQUENTLY ASSOCIATED WITH HEALTH AND WELL

          BEING. SIMILARLY, THE COMPANIES REPRESENTED IN THE PORTFOLIO

           OF AIM GLOBAL HEALTH CARE FUND ARE STRIVING TO IMPROVE THE

            HUMAN CONDITION THROUGH PRODUCTS AND SERVICES DESIGNED TO

                        COMBAT DISEASE AND PROLONG LIFE.

                     -------------------------------------

AIM Global Health Care Fund is for shareholders who seek growth by investing in companies around the world involved in health-care activities or in the design, manufacture or sale of products and services used in connection with health care or medicine.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Health Care Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o Because Class C shares have been offered for less than one year, total return provided is cumulative total return that has not been annualized
o   Advisor Class shares were closed to new investors as of March 1, 1999.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Morgan Stanley Capital International Health and Personal Care Index is a market value-weighted average of the performance of 55 securities listed on major world stock exchanges.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
             CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A
               RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                           AIM GLOBAL HEALTH CARE FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                     Dear Fellow Shareholder:

                     With only several months remaining in 1999, the question on
     [PHOTO OF       many of your minds may be, "How will the year 2000 computer
    Charles T.       issue affect AIM and my investments?" We would like you to
      Bauer,         feel comfortable.
   Chairman of           During March and April, AIM participated in an
   the Board of      industrywide test that gave us a chance to see how our
     THE FUND        technology systems might be affected by the changeover to
   APPEARS HERE]     the year 2000 (Y2K). Everything went as well as we had
                     hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                         The general purpose of the process was to test
                     electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.

TEST RESULTS EXCELLENT
During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. During 1998, we made substantial progress on our preparations. We are now in the final phases of the project, continually testing internal applications and our interfaces with outside parties. On the investment side, our portfolio management staff is evaluating the Y2K preparedness of the companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if there are unexpected problems. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman



                     -------------------------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                               YEAR 2000 CONCERNS.

                     -------------------------------------


 PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                     AIM'S YEAR 2000 READINESS DISCLOSURE.


                          AIM GLOBAL HEALTH CARE FUND

                    SEMIANNUAL REPORT / MANAGERS' OVERVIEW


FUND REGISTERS IMPRESSIVE GAINS


DURING THE REPORTING PERIOD, SOME HEALTH-CARE INDUSTRIES THRIVED WHILE OTHERS STRUGGLED. HOW DID THESE TRENDS AFFECT AIM GLOBAL HEALTH CARE FUND?
The Fund's emphasis on the stocks of companies with strong earnings in the better-performing segments of the health-care industry enabled it to post superior returns for the six months ended April 30, 1999. Excluding sales charges, cumulative total returns were 24.32%, 24.01% and 24.72% for Class A and Class B shares and Advisor Class shares, respectively. Class C shares began sales on March 1, 1999, and posted cumulative total return, excluding sales charges, of 6.75%. The Fund significantly outperformed the MSCI Health and Personal Care Index, which recorded gains of 4.75% over the same period.

WHAT WERE SOME OF THE KEY TRENDS IN THE STOCK MARKET IN GENERAL?
The venerable Dow Jones Industrial Average (the Dow) achieved a milestone on March 29, 1999, when it closed above the 10,000 mark for the first time. However, this record-setting performance masked a very narrow market. The stocks of a handful of extremely large firms--the so-called "mega caps"--along with the equities of fledgling Internet companies, including several that have yet to realize a profit, outperformed other issues by a wide margin.
    In a world of economic uncertainty, exemplified by the Brazilian currency crisis in January, U.S. investors favored mega-cap stocks because of their relative safety and liquidity. Internet stocks were attractive because of the growth of the Web as a medium of commerce, communication and entertainment. Toward the end of the reporting period, however, relatively expensive mega-cap and Internet stocks lost some of their luster. Investors shifted their focus to mid- and small-cap stocks and to equities that were undervalued relative to the rest of the market.

HOW ABOUT EUROPE AND THE REST OF THE WORLD?
After strong performance in 1998, European stocks were basically flat during the initial months of 1999. As the new year opened, once robust economic growth began to slow in Europe. In this environment, large-cap stocks continued to be the market leaders. Additionally, the strength of the dollar relative to the euro, introduced as the common currency in 11 countries on January 1, 1999, hurt returns for U.S. investors in European stocks.
    In Asia, signs of economic recovery in South Korea, Singapore and several other developing countries boosted stocks. And despite Japan's continuing economic woes, its stock market was among the top performers for the reporting period.

HOW DID HEALTH-CARE STOCKS FARE?
Within the health-care sector, the stocks of large-cap pharmaceutical, biotechnology and medical-device companies were the best performers. These firms benefited from robust sales of new and existing prod ucts. Although there has been some recent weakness in the performance of pharmaceutical-company stocks, drug firms continue to report strong earnings, and we remain optimistic about their long-term prospects.
    The stocks of health-care service providers, such as hospitals and health maintenance organizations (HMOs), continue to perform very poorly. A change in the Medicare reimbursement policy has eroded the earnings of hospitals and long-term care facilities such as nursing homes. Instead of reimbursing all expenses, Medicare now pays a fixed rate per patient per day. HMOs are being hurt by an inability to raise client fees due to stiff competition and by the rising cost of drugs.

HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?
We completed the shift in the Fund's emphasis from small- to large-cap stocks. At the end of the reporting period, large-, mid- and small-cap stocks made up about 65%, 30% and 5% of the Funds holdings, respectively.
    The Fund was about 60% invested in pharmaceutical-company stocks and approximately 30% invested in the equities of medical-device firms. Its core holdings consisted primarily of the stocks of large pharmaceutical companies such as Warner-Lambert and Bristol-Myers Squibb. These were augmented by the stocks of smaller firms expected to experience strong earnings growth. Companies falling into this category included Amgen, a biotechnology company, and Guidant, a medical device company.
    As of April 30, 1999, the Fund had 60 holdings. Geographically, the Fund was about 80% invested in the United States, 17% in Europe and 3% in Asia.

================================================================================
AVERAGE ANNUAL TOTAL RETURN

For the period October 31, 1998-April 30, 1999, excluding sales charges

Class A Shares                                          24.32%

Class B Shares                                          24.01%

Advisor Class Shares                                    24.72%

MSCI Health and Personal Care Index                      4.75%

================================================================================

          See important Fund and index disclosures inside front cover.

                           AIM GLOBAL HEALTH CARE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


WHAT PHARMACEUTICAL COMPANIES DID YOU FIND ATTRACTIVE?
AstraZeneca, one of the Fund's leading holdings, was the product of Europe's largest merger--a $35 billion transaction involving Sweden's Astra and Britain's Zeneca. The two firms officially combined on April 6 to form the largest drug company in Europe and the fifth largest in the world in terms of sales.
    Bristol-Myers Squibb is perhaps best known for its personal care products such as Clairol. However, more than half of the company's sales come from drugs. The firm, which recently reported earnings above analysts' expectations, focuses on treatments for cardiovascular disorders as well as anticancer and anti-infective drugs.
    Warner-Lambert continued to benefit from strong sales of its cholesterol-lowering agent, Lipitor; its anti-convulsant medication, Neurontin; and its new anti-depressant, Celexa. The company reported record earnings for the most recent quarter

WHAT COMPANIES DID YOU LIKE IN OTHER HEALTH-CARE SECTORS?
Amgen, the world's largest biotechnology company and the Fund's top holding, experienced impressive earnings growth largely because of strong sales of Epogen, an anemia drug, and Neupogen, a cancer treatment. Biogen also saw its earnings rise primarily because of the success of Avonex, a drug used to treat relapsing multiple sclerosis. Genzyme profited from its wide array of gene therapy treatments.
    VISX, a medical device company known for its laser-vision correction system, saw its stock price nearly triple since the beginning of 1999. The stock's strong showing contributed significantly to the Fund's performance for the reporting period.

WHAT IS YOUR OUTLOOK?
In the United States, conditions appear favorable for the stock market. Economic growth is robust and many companies continue to report impressive earnings growth. One ominous development was the dramatic and unexpected rise in the inflation rate in April. That prompted the Federal Reserve Board (The Fed), at its first meeting after the end of the reporting period, to shift to a bias of raising interest rates. If the Fed actually does tighten monetary policy, it could have a negative impact on stock performance.
    Although economic growth has slowed in Europe in recent months, the low-inflation, low-interest-rate environment, combined with the wave of corporate mergers and restructurings, continues to make stocks attractive.
    We remain optimistic about health-care stocks. Regardless of economic trends, the demand for medical services and products is likely to increase as the population ages in developed countries. Additionally, the rising quality of medical care in emerging nations also is likely to give a boost to the health-care industry. Such developments could bode well for the Fund.


                     -------------------------------------

                         REGARDLESS OF ECONOMIC TRENDS,

                         THE DEMAND FOR MEDICAL SERVICES

                            AND PRODUCTS IS LIKELY TO

                         INCREASE AS THE POPULATION AGES

                             IN DEVELOPED COUNTRIES.

                     -------------------------------------


PORTFOLIO COMPOSITION

As of 4/30/99, based on total net assets


================================================================================
TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
  1. Amgen, Inc. (United States)                    6.37%

  2. Warner-Lambert Co. (United States)             6.22

  3. Bristol-Myers Squibb Co. (United States)       5.60

  4. AstraZeneca Group PLC (United Kingdom)         5.38

  5. VISX, Inc. (United States)                     5.22

  6. Watson Pharmaceuticals, Inc. (United States)   5.11

  7. Schering-Plough Corp. (United States)          5.06

  8. Pfizer Inc. (United States)                    5.06

  9. Guidant Corp. (United States)                  4.80

 10. Agouron Pharmaceuticals, Inc. (United States)  4.51

The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.
================================================================================


================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/99, including sales charges

CLASS A SHARES

Inception (8/7/89)           14.73%

  5 Years                    18.20
  1 Year                     10.45*

CLASS B SHARES

Inception (4/1/93)           18.06%

  5 Years                    18.58
  1 Year                     10.37**

CLASS C SHARES

Inception (3/1/99)            5.75%***

ADVISOR CLASS (no sales charge)

Inception (6/1/95)           22.64

  1 Year                     16.62

*15.97% excluding sales charges

**15.37% excluding sales charges

***6.75% excluding sales charges. Total return is cumulative total return that has not been annualized.
================================================================================

          See important Fund and index disclosures inside front cover.


                          AIM GLOBAL HEALTH CARE FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION


TIME FOR A FINANCIAL TUNE-UP?

GET HELP FROM YOUR FINANCIAL CONSULTANT

Keeping track of your investment may require more than just glancing at its total value. If you haven't checked the asset allocation of your portfolio in a while, you should. It may look different now.

OUT OF BALANCE
Say you invested $50,000 in equity funds and $50,000 in fixed-income funds on December 31, 1993, and simply reinvested your income and capital-gains distributions for five years, making no new investments or withdrawals. (For this example, we're using the S&P 500 Index and Lehman Aggregate Bond Index as indicators of stock and bond performance.*) During those five years, stocks produced average annual total return of 24.05%, while bonds grew only 7.27% per year on average. As a result, you'd have $146,890 in stock funds and $71,028 in bond funds for a 67/33 allocation on December 31, 1998. If you wanted to bring your allocation back into balance, you'd need to shift $37,931 from stock to fixed-income funds.

TAX CONSEQUENCES
One way to rebalance is to shift your assets among different funds: selling equity shares and moving the proceeds into your fixed-income funds. But keep in mind that this step may trigger tax consequences, since the movement of shares from one fund to another represents the sale of a security.
    Alternatively, you can let your asset allocation change gradually by altering the proportions of your new investments. Simply raise the amount you invest in fixed-income funds and lower the amount going into equity funds.

TAX-SHELTERED PLANS
Rebalancing within a tax-sheltered plan, such as a 401(k) or IRA, makes even more sense, since there are no tax consequences for selling and buying new shares.

PERIODIC CHECK-UPS
The key allocation to watch is your overall stock and fixed-income mix. It's that mix that will have the biggest influence on your risk and return. However, rebalancing doesn't mean fiddling constantly with your account or attempting to time the market by moving money around to chase the hottest sectors. It simply means revisiting your portfolio periodically to make sure it's still right for you. Your financial consultant should be able to help you determine if your current portfolio composition is meeting your short- and long-term financial goals. That's why we recommend regular visits with your consultant as a way to keep an eye on your nest egg.

YOU AND YOUR FINANCIAL CONSULTANT
Once a year, you and your financial consultant should meet to look ahead, review investments and take another look at your goals, according to the Forum for Investor Advice, a nonprofit association that educates investors about the role and value of professional financial consultants.


TIME AND MARKETS SHIFT BALANCE

Market performance can affect the allocation of a portfolio. This example illustrates an initial investment of $50,000 in equity funds and $50,000 in bond funds. Five years later, the assets have shifted to $146,890 in stock funds and $71,028 in bond funds, due to the strong performance of the stock market.

================================================================================
                    12/31/98           12/31/93
Stock Funds            67%                50%

Bond Funds             33%                50%
================================================================================



*The Lehman Aggregate Bond Index is an unmanaged index generally considered representative of corporate debt securities. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends. An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.
================================================================================



                           AIM GLOBAL HEALTH CARE FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION

   Financial consultants can help you with every kind of financial goal, whether that's saving up for a house, eliminating debt or saving for a comfortable retirement. A consultant who knows you well and understands your needs can make all the difference in your financial future. He or she can

o evaluate your total financial situation and help you formulate a comprehensive financial plan;
o explain different types of investments, as well as their potential risks and benefits;
o   suggest an investment portfolio that can handle changing market conditions;
    and
o   help you make clear-headed decisions during market volatility.

GETTING THE MOST FROM YOUR PLANNING SESSION
Your consultant needs a complete picture of your financial status to prepare a workable plan. Come prepared to talk about your financial situation, your goals and your feelings about risk. And don't be afraid to ask lots of questions. Good financial consultants take investor education seriously, so take advantage of their store of knowledge and materials.
   The Forum for Investor Advice suggests that you discuss the following with your financial consultant:

o   changes in the financial markets
o   changes in your goals and current situation
o   retirement plans
o   estate planning
o   outlook for the markets

   Take along our checklist (right) to get you started on the path to good planning. And don't forget to stay in touch. Maintaining regular contact with your financial consultant can keep you moving toward your goals, especially when your life circumstances or financial needs change.

CONSULTATION CHECKLIST

WHAT TO BRING:

o A list of all your assets, including real estate, life insurance, stocks and bonds, and mutual funds
o   A list of all your expenses, including likely future expenses
o A timetable of your financial goals, including an estimate of when you want to retire

WHAT TO ASK:

o   How can I estimate what my goals will cost?
o   How much money do I need to invest, and how often?
o   How many different kinds of investments do I need?
o   How do I determine my risk tolerance?
o   What are the possible risks of the investments you've suggested?
o What effect will these investments have on my taxes? What forms will I need to file?
o   How often do I need to revise my plan?
o   How will I know how my investments are doing?
o   How can I make changes to my plan?
o   What kinds of communication will I get from you?
o   Where can I get more information on what we've talked about?
o   What do I need to do after this meeting?


                          AIM GLOBAL HEALTH CARE FUND

SCHEDULE OF INVESTMENTS

April 30, 1999
(Unaudited)

                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-76.91%

BIOTECHNOLOGY-7.76%

Amgen, Inc.(a)                          530,000   $ 32,561,875
--------------------------------------------------------------
Biogen, Inc.(a)                           2,000        190,125
--------------------------------------------------------------
Genzyme Corp.(a)                        182,000      6,870,500
--------------------------------------------------------------
                                                    39,622,500
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.04%

Monsanto Co.                              5,000        226,250
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-2.27%

Bergen Brunswig Corp.-Class A           120,000      2,280,000
--------------------------------------------------------------
Cardinal Health, Inc.                   155,936      9,326,922
--------------------------------------------------------------
                                                    11,606,922
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-3.27%

Varian Inc.(a)                          425,000      3,851,562
--------------------------------------------------------------
Varian Medical Systems, Inc.            430,000      7,390,625
--------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(a)                   420,000      5,460,000
--------------------------------------------------------------
                                                    16,702,187
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-14.49%

Abbott Laboratories                     179,400      8,689,687
--------------------------------------------------------------
Allergan, Inc.                           24,500      2,201,937
--------------------------------------------------------------
Bristol-Myers Squibb Co.                450,000     28,603,125
--------------------------------------------------------------
Johnson & Johnson                        28,100      2,739,750
--------------------------------------------------------------
Warner-Lambert Co.                      467,800     31,781,162
--------------------------------------------------------------
                                                    74,015,661
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-11.57%

Agouron Pharmaceuticals, Inc.(a)        390,000     23,034,375
--------------------------------------------------------------
Barr Laboratories, Inc.(a)               75,000      2,254,688
--------------------------------------------------------------
MedImmune, Inc.(a)                        5,000        275,625
--------------------------------------------------------------
Mylan Laboratories, Inc.                300,000      6,806,250
--------------------------------------------------------------
Spiros Development Corp. II(a)(b)        59,000        593,688
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)         645,000     26,122,500
--------------------------------------------------------------
                                                    59,087,126
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-15.14%

Lilly (Eli) & Co.                       200,000     14,725,000
--------------------------------------------------------------
Merck & Co., Inc.                       130,000      9,132,500
--------------------------------------------------------------
Pfizer Inc.                             224,500     25,831,531
--------------------------------------------------------------
Pharmacia & Upjohn, Inc.                 32,000      1,792,000
--------------------------------------------------------------
Schering-Plough Corp.                   535,500     25,871,344
--------------------------------------------------------------
                                                    77,352,375
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-4.84%

Columbia/HCA Healthcare Corp.           110,000      2,715,625
--------------------------------------------------------------

                                      SHARES         VALUE
HEALTH CARE (HOSPITAL MANAGEMENT)-(CONTINUED)

Health Management Associates,
  Inc.-Class A(a)                       170,000   $  2,656,250
--------------------------------------------------------------
Quorum Health Group, Inc.(a)            207,000      2,561,625
--------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       324,000     16,787,250
--------------------------------------------------------------
                                                    24,720,750
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.43%

Ventas, Inc.                            490,000      2,205,000
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-13.03%

Bausch & Lomb Inc.                       75,500      5,662,500
--------------------------------------------------------------
Boston Scientific Corp.(a)               60,000      2,553,750
--------------------------------------------------------------
Guidant Corp.                           456,500     24,508,344
--------------------------------------------------------------
Medtronic, Inc.                         100,000      7,193,750
--------------------------------------------------------------
VISX, Inc.(a)                           207,000     26,651,250
--------------------------------------------------------------
                                                    66,569,594
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-4.02%

Stewart Enterprises, Inc.- Class A    1,032,800     20,526,900
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.05%

Shared Medical Systems Corp.              5,000        271,563
--------------------------------------------------------------
    Total Domestic Common Stocks
    (Cost $320,947,390)                            392,906,828
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED
  STOCK-0.09%

BIOTECHNOLOGY-0.09%

Enzon, Inc., Series A Cumulative Conv. Pfd.(a)(c)
    (Cost $400,000)                      16,000        478,970
--------------------------------------------------------------

FOREIGN STOCKS-18.87%

FRANCE-0.99%

Sanofi S.A. (Health
  Care-Drugs-Generic & Other)            32,430      5,081,339
--------------------------------------------------------------

GERMANY-0.36%

Altana A.G. (Medical-Drugs)(a)           30,000      1,841,567
--------------------------------------------------------------

ISRAEL-0.08%

Teva Pharmaceutical Industries
  Ltd.-ADR
  (Health Care-Drugs-Generic &
    Other)                                8,700        398,025
--------------------------------------------------------------

JAPAN-2.92%

Banyu Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 36,000        663,178
--------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                108,000      1,284,153
--------------------------------------------------------------
Daiichi Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 39,000        633,536
--------------------------------------------------------------
Eisai Co., Ltd. (Health
  Care-Drugs-Generic & Other)            40,000        748,587
--------------------------------------------------------------
Kissei Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 14,000        298,346
--------------------------------------------------------------

                                      SHARES         VALUE
JAPAN-(CONTINUED)

Kyowa Hakko Kogyo (Health
  Care-Drugs-Generic & Other)            69,000   $    399,238
--------------------------------------------------------------
Rohto Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 76,000        578,472
--------------------------------------------------------------
Shionogi & Co., Ltd. (Health
  Care-Drugs-Generic & Other)            44,000        391,275
--------------------------------------------------------------
Taisho Pharmaceutical Co., Ltd.
  (Health Care-Drugs-Generic &
  Other)                                 50,000      1,536,529
--------------------------------------------------------------
Takeda Chemical Industries (Health
  Care-Drugs-Generic & Other)           154,000      6,692,569
--------------------------------------------------------------
Uni-Charm Corp. (The) (Paper &
  Forest Products)                        5,400        244,622
--------------------------------------------------------------
Yamanouchi Pharmaceutical Co.,
  Ltd. (Health Care-Drugs-Generic
  & Other                                46,000      1,455,976
--------------------------------------------------------------
                                                    14,926,481
--------------------------------------------------------------

NETHERLANDS-2.72%

Akzo Nobel N.V.
  (Chemicals-Diversified)               280,000     12,646,903
--------------------------------------------------------------
Akzo Nobel N.V.-ADR
  (Chemicals-Diversified)                28,000      1,249,500
--------------------------------------------------------------
                                                    13,896,403
--------------------------------------------------------------

SWITZERLAND-3.45%

Novartis A.G. (Health
  Care-Diversified)                       2,000      2,927,181
--------------------------------------------------------------

                                      SHARES         VALUE
SWITZERLAND-(CONTINUED)

Roche Holdings A.G.
  (Conglomerates)                         1,251   $ 14,709,930
--------------------------------------------------------------
                                                    17,637,111
--------------------------------------------------------------

UNITED KINGDOM-8.35%

AstraZeneca Group PLC
  (Health-Care-Drugs-Major
  Pharmaceuticals)                      700,000     27,475,000
--------------------------------------------------------------
Glaxo Wellcome PLC
  (Health-Care-Drugs-Major
  Pharmaceuticals)                      215,000     12,523,750
--------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health-Care-Drugs-Major
  Pharmaceuticals)                       40,000      2,627,500
--------------------------------------------------------------
                                                    42,626,250
--------------------------------------------------------------
    Total Foreign Stocks (Cost
    $84,275,817)                                    96,407,176
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
REPURCHASE AGREEMENT-1.99%(D)

State Street Bank & Trust Co.,
  4.85%,
  05/03/99 (Cost $10,169,000)(e)    $10,169,000     10,169,000
--------------------------------------------------------------
TOTAL INVESTMENTS-97.86%                           499,961,974
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-2.14%                                 10,911,383
--------------------------------------------------------------
NET ASSETS-100.00%                                $510,873,357
==============================================================

Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Each unit consists of one callable common share of Spiros Development Corp. II and one warrant to purchase 0.25 shares of Dura Pharmaceuticals.
(c) Security fair valued in accordance with procedures established by the Board of Trustees.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Repurchase agreement entered into 04/30/99 with a maturing value of $10,169,000. Collateralized by $7,715,000 U.S. Treasury Note, 8.875% due 08/15/17 with a market value at 04/30/99 of $10,376,675.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1999
(Unaudited)

ASSETS:

Investments, at value (cost $415,792,207)      $  499,961,974
-------------------------------------------------------------
Cash                                                      976
-------------------------------------------------------------
Foreign currencies, at value (cost
  $12,717,044)                                     12,590,097
-------------------------------------------------------------
Receivables for:
  Investments sold                                    187,494
-------------------------------------------------------------
  Fund shares sold                                    483,938
-------------------------------------------------------------
  Dividends and interest                              553,221
-------------------------------------------------------------
Other assets                                              119
-------------------------------------------------------------
    Total assets                                  513,777,819
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                               928,220
-------------------------------------------------------------
  Fund shares reacquired                            1,006,352
-------------------------------------------------------------
Accrued advisory fees                                 428,209
-------------------------------------------------------------
Accrued distribution fees                             324,970
-------------------------------------------------------------
Accrued administrative services fees                   11,700
-------------------------------------------------------------
Accrued transfer agent fees                            91,000
-------------------------------------------------------------
Accrued trustees' fees                                  1,233
-------------------------------------------------------------
Accrued operating expenses                            112,778
-------------------------------------------------------------
    Total liabilities                               2,904,462
-------------------------------------------------------------
Net assets applicable to shares outstanding    $  510,873,357
-------------------------------------------------------------

NET ASSETS:

Class A                                        $  393,205,985
=============================================================
Class B                                        $  111,619,678
=============================================================
Class C                                        $      316,398
=============================================================
Advisor Class                                  $    5,731,296
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                            15,697,453
=============================================================
Class B                                             4,647,106
=============================================================
Class C                                                13,175
=============================================================
Advisor Class                                         223,176
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        25.05
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $25.05 / 95.25)        $        26.30
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        24.02
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        24.02
=============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                            $        25.68
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $125,143 foreign withholding
  tax)                                          $  1,777,361
------------------------------------------------------------
Interest                                             805,094
------------------------------------------------------------
Securities lending                                   131,452
------------------------------------------------------------
    Total investment income                        2,713,907
------------------------------------------------------------

EXPENSES:

Advisory fees                                      2,435,604
------------------------------------------------------------
Administrative services fees                          70,892
------------------------------------------------------------
Custodian fees                                        57,803
------------------------------------------------------------
Distribution fees -- Class A                         964,160
------------------------------------------------------------
Distribution fees -- Class B                         544,405
------------------------------------------------------------
Distribution fees -- Class C                             191
------------------------------------------------------------
Trustees' fees                                         7,243
------------------------------------------------------------
Transfer agent fees -- Class A                       360,282
------------------------------------------------------------
Transfer agent fees -- Class B                       101,715
------------------------------------------------------------
Transfer agent fees -- Class C                           109
------------------------------------------------------------
Transfer agent fees -- Advisor Class                   5,593
------------------------------------------------------------
Other                                                308,262
------------------------------------------------------------
    Total expenses                                 4,856,259
------------------------------------------------------------
Less: Expenses paid indirectly                        (3,173)
------------------------------------------------------------
    Net expenses                                   4,853,086
------------------------------------------------------------
Net investment income (loss)                      (2,139,179)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  AND OPTION CONTRACTS:

Net realized gain from:
  Investment securities                           64,870,004
------------------------------------------------------------
  Foreign currencies                                  55,815
------------------------------------------------------------
  Option contracts written                         4,705,538
------------------------------------------------------------
                                                  69,631,357
------------------------------------------------------------
Net unrealized appreciation (depreciation) of:
  Investment securities                           39,485,958
------------------------------------------------------------
  Foreign currencies                                 (92,837)
------------------------------------------------------------
                                                  39,393,121
------------------------------------------------------------
  Net gain from investment securities, foreign
    currencies, and option contracts             109,024,478
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                    $106,885,299
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 and the year ended October 31, 1998 (Unaudited)

                                                               APRIL 30,       OCTOBER 31,
                                                                  1999            1998
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $ (2,139,179)   $  (5,699,337)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             69,631,357         (805,542)
-------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                          39,393,121      (18,545,458)
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       106,885,299      (25,050,337)
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                               --     (111,031,821)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (34,132,236)
-------------------------------------------------------------------------------------------
  Advisor Class                                                         --       (1,792,960)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (46,815,500)      14,570,400
-------------------------------------------------------------------------------------------
  Class B                                                      (11,759,490)      (6,081,715)
-------------------------------------------------------------------------------------------
  Class C                                                          322,239               --
-------------------------------------------------------------------------------------------
  Advisor Class                                                 (1,496,536)         913,897
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                       47,136,012     (162,604,772)
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          463,737,345      626,342,117
-------------------------------------------------------------------------------------------
  End of period                                               $510,873,357    $ 463,737,345
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $361,099,756    $ 420,849,043
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (2,139,179)              --
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         67,871,765       (1,759,592)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          84,041,015       44,647,894
-------------------------------------------------------------------------------------------
                                                              $510,873,357    $ 463,737,345
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 1999
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,387,673 as of October 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Option Accounting Principles-When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on an exchange is the mean between the last bid and asked prices on that day. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
     The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.
     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
F. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
G. Forward Foreign Currency Contracts-A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H. Futures Contracts-A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.
I. Foreign Securities-There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
     In addition, the Fund's policy of concentrating its investments in companies in the health care industry subject the Fund to greater risk than a fund that is more diversified.
J. Indexed Securities-The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.50%, 2.50%, and 1.50% of the average daily net assets of the

Fund's Class A, Class B, Class C, and Advisor Class shares, respectively.
  A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 1999, AFS was paid $417,217 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $964,160, $544,405 and $191, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $21,384 from sales of the Class A shares of the Fund during the six months ended April 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 1999, AIM Distributors received $3,185 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  AIM is the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1999, the Fund received reductions in custodian fees of $3,173 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $3,173 during the six months ended April 30, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has a line of credit with BankBoston and State Street Bank and Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
  Effective May 28, 1999, the above line of credit was superseded by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

At April 30, 1999, securities with an aggregate value of $17,882,688 were on loan to brokers. The loans were secured by cash collateral of $18,433,122 received by the Fund. For the six months ended April 30, 1999, the Fund received fees of $131,452 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1999 was $256,147,332 and $246,914,398, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of April 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $ 93,306,171
----------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                          (9,508,324)
----------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $ 83,797,847
================================================================

Cost of investments for tax purposes is $416,164,127.

NOTE 8-CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1999 are summarized as follows:

                                          CALL OPTION CONTRACTS
                                         ------------------------
                                         NUMBER OF     PREMIUMS
                                         CONTRACTS     RECEIVED
                                         ---------   ------------
Beginning of period                             0    $          0
-----------------------------------------------------------------
Written                                    44,905      14,235,755
-----------------------------------------------------------------
Closed                                    (36,218)    (11,947,609)
-----------------------------------------------------------------
Expired                                    (7,608)     (1,961,729)
-----------------------------------------------------------------
Exercised                                  (1,079)       (326,417)
-----------------------------------------------------------------
End of period                                   0    $          0
=================================================================

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

                             APRIL 30, 1999              OCTOBER 31, 1998
                       --------------------------   ---------------------------
                         SHARES        AMOUNT         SHARES         AMOUNT
                       ----------   -------------   -----------   -------------
Sold:
  Class A               5,820,716   $ 131,494,114    24,980,706   $ 526,818,779
-------------------------------------------------------------------------------
  Class B                 337,283       7,700,615     3,933,442      81,783,021
-------------------------------------------------------------------------------
  Class C*                 13,175         322,239            --              --
-------------------------------------------------------------------------------
  Advisor                  10,764         256,185     2,760,416      60,020,116
-------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                      --              --     4,212,044      87,484,194
-------------------------------------------------------------------------------
  Class B                      --              --     1,393,872      27,961,083
-------------------------------------------------------------------------------
  Advisor                      --              --        84,210       1,780,217
-------------------------------------------------------------------------------
Reacquired:
  Class A              (7,867,923)   (178,309,614)  (28,318,023)   (599,732,573)
-------------------------------------------------------------------------------
  Class B                (868,808)    (19,460,105)   (5,554,950)   (115,825,819)
-------------------------------------------------------------------------------
  Advisor                 (73,716)     (1,752,721)   (2,799,107)    (60,886,436)
-------------------------------------------------------------------------------
                       (2,628,509)  $ (59,749,287)      692,610   $   9,402,582
===============================================================================

* Class C shares commenced sales March 1, 1999.

NOTE 10-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                           CLASS A
                                                            ---------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                            APRIL 30,    --------------------------------------------------------
                                                             1999(a)     1998(a)     1997(a)     1996(a)       1995      1994(a)
                                                            ---------    --------    --------    --------    --------    --------
Net asset value, beginning of period                        $  20.15     $  27.98    $  23.60    $  21.84    $  19.60    $  17.86
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income (loss)                                 (0.09)       (0.21)      (0.25)      (0.17)      (0.15)      (0.22)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  Net realized and unrealized gain (loss) on investments        4.99        (0.91)       6.48        4.79        3.73        2.02
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
    Net increase (decrease) from investment operations          4.90        (1.12)       6.23        4.62        3.58        1.80
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Distributions to shareholders:
  From net realized gain on investments                           --        (6.70)      (1.85)      (2.86)      (1.34)         --
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
  In excess of net realized gain on investments                   --        (0.01)         --          --          --       (0.06)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
    Total distributions                                           --        (6.71)      (1.85)      (2.86)      (1.34)      (0.06)
---------------------------------------------------------   --------     --------    --------    --------    --------    --------
Net asset value, end of period                              $  25.05     $  20.15    $  27.98    $  23.60    $  21.84    $  19.60
=========================================================   ========     ========    ========    ========    ========    ========
Total return(b)                                               24.32%        (4.71)%     28.36%      23.14%      19.79%      10.11%
=========================================================   ========     ========    ========    ========    ========    ========
Ratios and supplemental data:
Net assets, end of period (in 000's)                        $393,206     $357,534    $472,083    $467,861    $426,380    $438,940
=========================================================   ========     ========    ========    ========    ========    ========
Ratio of net investment income (loss) to average net
  assets:                                                      (0.75)%(c)    (0.98)%    (1.03)%     (0.75)%     (0.78)%       N/A
=========================================================   ========     ========    ========    ========    ========    ========
Ratio of expenses to average net assets:                        1.84%(c)     1.84%       1.80%       1.84%       1.91%        N/A
=========================================================   ========     ========    ========    ========    ========    ========
Portfolio turnover rate                                           52%         187%        149%        157%         99%         64%
=========================================================   ========     ========    ========    ========    ========    ========

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charge and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $388,860,061.
N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                            CLASS B
                                                              -------------------------------------------------------------------
                                                                                           YEAR ENDED OCTOBER 31,
                                                              APRIL 30,    ------------------------------------------------------
                                                               1999(a)     1998(a)     1997(a)     1996(a)      1995      1994(a)
                                                              ---------    --------    --------    --------    -------    -------
Net asset value, beginning of period                          $  19.37     $  27.27    $  23.15    $  21.56    $ 19.46    $ 17.80
---------------------------------------------------------     ---------    --------    --------    --------    -------    -------
Income from investment operations:
  Net investment income (loss)                                   (0.14)       (0.30)      (0.37)      (0.27)     (0.25)     (0.32)
---------------------------------------------------------     ---------    --------    --------    --------    -------    -------
  Net realized and unrealized gain (loss) on investments          4.79        (0.89)       6.34        4.72       3.69       2.02
---------------------------------------------------------     ---------    --------    --------    --------    -------    -------
    Net increase (decrease) from investment operations            4.65        (1.19)       5.97        4.45       3.44       1.70
---------------------------------------------------------     ---------    --------    --------    --------    -------    -------
Distributions to shareholders:
  From net realized gain on investments                             --        (6.70)      (1.85)      (2.86)     (1.34)        --
---------------------------------------------------------     ---------    --------    --------    --------    -------    -------
  In excess of net realized gain on investments                     --        (0.01)         --          --         --      (0.04)
---------------------------------------------------------     ---------    --------    --------    --------    -------    -------
    Total distributions                                             --        (6.71)      (1.85)      (2.86)     (1.34)     (0.04)
---------------------------------------------------------     ---------    --------    --------    --------    -------    -------
Net asset value, end of period                                $  24.02     $  19.37    $  27.27    $  23.15    $ 21.56    $ 19.46
=========================================================     ========     ========    ========    ========    =======    =======
Total return(b)                                                  24.01%       (5.20)%     27.75%      22.59%     19.17%      9.55%
=========================================================     ========     ========    ========    ========    =======    =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $111,620     $100,311    $147,440    $107,622    $70,740    $39,100
=========================================================     ========     ========    ========    ========    =======    =======
Ratio of net investment income (loss) to average net assets:     (1.27)%(c)    (1.48)%    (1.53)%     (1.25)%    (1.28)%      N/A
=========================================================     ========     ========    ========    ========    =======    =======
Ratio of expenses to average net assets:                          2.34%(c)     2.34%       2.30%       2.34%      2.41%       N/A
=========================================================     ========     ========    ========    ========    =======    =======
Portfolio turnover rate                                            52%          187%        149%        157%        99%        64%
=========================================================     ========     ========    ========    ========    =======    =======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average net assets of $109,783,342.
N/A  Not Applicable.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    CLASS C                         ADVISOR CLASS
                                               -----------------    ---------------------------------------------    JUNE 1, 1995
                                                 MARCH 1, 1999                         YEAR ENDED OCTOBER 31,             TO
                                                      TO             APRIL 30,      -----------------------------    OCTOBER 31,
                                               APRIL 30, 1999(a)      1999(a)       1998(a)    1997(a)    1996(a)        1995
                                               -----------------    ------------    -------    -------    -------    ------------
Net asset value, beginning of period              $  22.50             $20.59       $28.34     $23.77     $21.88        $18.66
----------------------------------------------    --------             ------       ------     ------     ------        ------
Income from investment operations:
  Net investment income (loss)                       (0.02)             (0.03)       (0.10)     (0.12)     (0.05)        (0.02)
----------------------------------------------    --------             ------       ------     ------     ------        ------
  Net realized and unrealized gain (loss) on
    investments                                       1.54               5.12        (0.94)      6.54       4.80          3.24
----------------------------------------------    --------             ------       ------     ------     ------        ------
    Net increase (decrease) from investment
      operations                                      1.52               5.09        (1.04)      6.42       4.75          3.22
----------------------------------------------    --------             ------       ------     ------     ------        ------
Distributions to shareholders:
  From net realized gain on investments                 --                 --        (6.70)     (1.85)     (2.86)           --
----------------------------------------------    --------             ------       ------     ------     ------        ------
  In excess of net realized gain on
    investments                                         --                 --        (0.01)        --         --            --
----------------------------------------------    --------             ------       ------     ------     ------        ------
    Total distributions                                 --                 --        (6.71)     (1.85)     (2.86)           --
----------------------------------------------    --------             ------       ------     ------     ------        ------
Net asset value, end of period                    $  24.02             $25.68       $20.59     $28.34     $23.77        $21.88
==============================================    ========             ======       ======     ======     ======        ======
Total return(b)                                       6.75%             24.72%       (4.28)%    29.00%     23.82%        17.10%
==============================================    ========             ======       ======     ======     ======        ======
Ratios and supplemental data:
Net assets, end of period (in 000's)              $    316             $5,731       $5,892     $6,819     $1,152        $  539
==============================================    ========             ======       ======     ======     ======        ======
Ratio of net investment income (loss) to
  average net assets:                                (1.27)%(c)         (0.27)%(c)   (0.48)%    (0.53)%    (0.25)%       (0.28)%(d)
==============================================    ========             ======       ======     ======     ======        ======
Ratio of expenses to average net assets:              2.34%(c)           1.34%(c)     1.34%      1.30%      1.34%         1.41%(d)
==============================================    ========             ======       ======     ======     ======        ======
Portfolio turnover rate                                 52%                52%         187%       149%       157%           99%
==============================================    ========             ======       ======     ======     ======        ======

(a) These selected per share data were calculated based upon the average shares outstanding during the period.
(b) Total return does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $117,937 and $6,036,345 for Class C and Advisor Class, respectively.
(d)  Annualized.
N/A  Not Applicable.

BOARD OF TRUSTEES                             OFFICERS                                    OFFICE OF THE FUND
C. Derek Anderson                             Robert H. Graham                            11 Greenway Plaza
President, Plantagenet Capital                Chairman and President                      Suite 100
Management, LLC (an investment                                                            Houston, TX 77046
partnership); Chief Executive Officer,        Dana R. Sutton
Plantagenet Holdings, Ltd.                    Vice President and Treasurer                INVESTMENT MANAGER
(an investment banking firm)
                                              Samuel D. Sirko                             A I M Advisors, Inc.
Frank S. Bayley                               Vice President and Secretary                11 Greenway Plaza
Partner, law firm of                                                                      Suite 100
Baker & McKenzie                              Melville B. Cox                             Houston, TX 77046
                                              Vice President
Robert H. Graham                                                                          TRANSFER AGENT
President and Chief Executive Officer,        Gary T. Crum
A I M Management Group Inc.                   Vice President                              A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Arthur C. Patterson                           Carol F. Relihan                            Houston, TX 77210-4739
Managing Partner, Accel Partners              Vice President
(a venture capital firm)                                                                  CUSTODIAN
                                              Mary J. Benson
Ruth H. Quigley                               Assistant Vice President and                State Street Bank and Trust Company
Private Investor                              Assistant Treasurer                         225 Franklin Street
                                                                                          Boston, MA 02110
                                              Sheri Morris
                                              Assistant Vice President and                COUNSEL TO THE FUND
                                              Assistant Treasurer
                                                                                          Kirkpatrick & Lockhart LLP
                                              Nancy L. Martin                             1800 Massachusetts Avenue, N.W.
                                              Assistant Secretary                         Washington, D.C. 20036-1800

                                              Ofelia M. Mayo                              COUNSEL TO THE TRUSTEES
                                              Assistant Secretary
                                                                                          Paul, Hastings, Janofsky & Walker LLP
                                              Kathleen J. Pflueger                        Twenty Third Floor
                                              Assistant Secretary                         555 South Flower Street
                                                                                          Los Angeles, CA 90071

                                                                                          DISTRIBUTOR

                                                                                          A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
                                                                                          Suite 100
                                                                                          Houston, TX 77046


                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                             MONEY MARKET FUNDS                        A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)            AIM Money Market Fund                     leadership in the mutual-fund industry
AIM Blue Chip Fund                       AIM Tax-Exempt Cash Fund                  since 1976 and managed approximately
AIM Capital Development Fund                                                       $112 billion in assets for more than 6.3
AIM Constellation Fund                   INTERNATIONAL GROWTH FUNDS                million shareholders, including individual
AIM Dent Demographic Trends Fund         AIM Advisor International Value Fund      investors, corporate clients and financial
AIM Large Cap Growth Fund                AIM Asian Growth Fund                     institutions as of March 31, 1999.
AIM Mid Cap Equity Fund(2), (A)          AIM Developing Markets Fund(2)               The AIM Family of Funds--Registered
AIM Select Growth Fund(3)                AIM Europe Growth Fund(2)                 Trademark-- is distributed nationwide, and AIM
AIM Small Cap Growth Fund(2), (B)        AIM European Development Fund              today is the 10th-largest mutual-fund complex
AIM Small Cap Opportunities Fund         AIM International Equity Fund             in the United States in assets under management,
AIM Value Fund                           AIM Japan Growth Fund(2)                  according to Strategic Insight, an indepen-
AIM Weingarten Fund                      AIM Latin American Growth Fund(2)         dent mutual-fund monitor.
                                         AIM New Pacific Growth Fund(2)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                    GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund         AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund             AIM Global Growth Fund
AIM Balanced Fund
AIM Basic Value Fund(2), (C)             GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                         AIM Global Growth & Income Fund(2)
                                         AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                GLOBAL INCOME FUNDS
AIM High Yield Fund                      AIM Emerging Markets Debt Fund(2), (D)
AIM High Yield Fund II                   AIM Global Government Income Fund(2)
AIM Income Fund                          AIM Global Income Fund
AIM Intermediate Government Fund         AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                         THEME FUNDS
TAX-FREE INCOME FUNDS                    AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund           AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                  AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut  AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund           AIM Global Resources Fund(2)
                                         AIM Global Telecommunications and Technology Fund(2), (E)
                                         AIM Global Trends Fund(2), (F)



(1)AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2)Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. 3On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A)On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B)On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C)On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D)On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E)On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. (F)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

[AIM LOGO APPEARS HERE]           INVEST WITH DISCIPLINE--Registered Trademark--